SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): September 3, 1998


                 ADVANCED TOBACCO PRODUCTS, INC.
     (Exact name of Registrant as specified in its charter)

     TEXAS               0-12984                  74-2285214
(State or other     (Commission File         (IRS Employer
 jurisdiction of        Number)               Identification No.)
 incorporation)


16607 Blanco Road, Suite 1504, San Antonio, Texas      78232
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (210) 408-7077

                               N/A

  (Former name or former address, if changed since last report)


Item 8:   Change in Fiscal Year

     On September 3, 1998, the Registrant determined to change its accounting fiscal year from a June 30 year end to a September 30 year end beginning with the fiscal year ended September 30, 1999. The Registrant has determined not to change its fiscal year for tax reporting purposes which shall remain a June 30 year end. The resulting 90 day transition period will be covered by a Form 10-Q.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ADVANCED TOBACCO PRODUCTS, INC.
                                        (Registrant)



                              By:  /s/ J.W. Linehan
                                   J.W. Linehan, President,
                                   Chief Financial Officer
                                   and Chief Accounting Officer

                              Date: September 14, 1998